UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 13, 2010

AEP INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-14450	22-1916107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 Phillips Avenue, South Hackensack, New Jersey		07606
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (201) 641-6600

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

At our annual meeting of stockholders on April 13, 2010, stockholders elected the three Class C director nominees to serve three-year terms and ratified the appointment of KPMG LLP as our independent registered public accounting firm for the year ending October 31, 2010. For Proposal 1, the three nominees receiving the most votes cast were elected as directors. Proposal 2 required the affirmative vote of the holders of a majority of shares entitled to vote and present at the meeting.

The results of the voting are shown below.

Proposal 1—Election of Directors

Class C Nominees	Votes For	Votes Withheld	Broker Non-Votes
J. Brendan Barba	3,672,263	918,929	5,800
Richard E. Davis	3,695,446	895,746	5,800
Lee C. Stewart	3,666,053	925,139	5,800

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstain
4,323,405	704,655	947

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP INDUSTRIES INC.

Date: April 16, 2010	By:	/s/ LINDA N. GUERRERA
Linda N. Guerrera
Vice President and Controller